Exhibit 10.2

REAFFIRMATION AND AMENDMENT AGREEMENT

THIS REAFFIRMATION AND AMENDMENT AGREEMENT, dated as of November 5, 2012 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), to each of the Security Documents is entered into by and among JACK IN THE BOX INC., a Delaware corporation, the Restricted Subsidiaries of the Borrower identified on the signature pages hereto, as guarantors (collectively, the “Guarantors” and each, individually, a “Guarantor” and the Borrower together with the Guarantors, the “Credit Parties” and each, a “Credit Party”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the lenders from time to time to the New Credit Agreement referenced below (in such capacity, the “Administrative Agent”).

Statement of Purpose

WHEREAS, the Borrower, certain financial institutions party thereto, as lenders, and the Wells Fargo Bank, National Association, as administrative agent are parties to that certain Credit Agreement dated as of June 29, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower, each lender from time to time a party thereto (collectively, the “Lenders” and each, individually, a “Lender”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “New Credit Agreement”) which by its terms amends and restates, but does not novate, the terms of the Existing Credit Agreement;

WHEREAS, each of the Credit Parties is party to one or more of the following: (a) that certain Guaranty Agreement, dated as of June 29, 2010 (as previously amended, restated, supplemented or otherwise modified prior to the date hereof, the “Guaranty Agreement”) and (b) that certain Collateral Agreement, dated as of June 29, 2010 (as previously amended, restated, supplemented or otherwise modified prior to the date hereof, the “Collateral Agreement”); and

WHEREAS, the Administrative Agent and the Lenders have requested that each Credit Party execute and deliver this Agreement to confirm (a) that the Guaranty Agreement, the Collateral Agreement and each of the other Security Documents remains in full force and effect, (b) the validity of the Liens and assignments granted pursuant to the Collateral Agreement and each of the other Security Documents and (c) that the Collateral Agreement, each of the other Security Documents and such Liens and assignments support or secure, and will continue to support or secure, the Obligations under the New Credit Agreement.  Each Credit Party has agreed to execute and deliver this Agreement pursuant to the terms hereof.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

SECTION 1 Definitions.  Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the New Credit Agreement or, to the extent not defined in the New Credit Agreement, in the applicable Security Document.

SECTION 2 Reaffirmation of Security Documents.  Each Credit Party and the Administrative Agent hereby confirms that the Guaranty Agreement, the Collateral Agreement and each of the other Security Documents to which it is a party shall continue to be in full force and effect and is hereby in all respects ratified and reaffirmed as if fully restated as of the date hereof by this Agreement; provided that: (a) all references therein to the “Credit Agreement” shall be deemed to be references to the New Credit Agreement, (b) all references to “Administrative Agent” shall be deemed to be references to Wells Fargo Bank, National Association, in its capacity as Administrative Agent under the New Credit Agreement; and (c) all references to “Lenders” shall be deemed to be references to the Lenders under the New Credit Agreement.  Each party hereto hereby agrees and acknowledges that the amendment and restatement of the Existing Credit Agreement will not result in the termination of any of the aforementioned Loan Documents and or any other Security Documents entered into in connection with the transactions contemplated thereby or otherwise diminish the obligations of any Credit Party.

SECTION 3 Amendments to Guaranty Agreement.   The Guaranty Agreement is hereby amended by:

(a) adding the following defined term to Section 1 thereof in appropriate alphabetical order:

““Ancillary Secured Agreement” means any Cash Management Agreement or any Hedging Agreement, and “Ancillary Secured Agreements” means the collective reference to all Cash Management Agreements and all Hedging Agreements.”

(b) replacing each reference therein to “Hedging Agreement” with “Ancillary Secured Agreement” and each reference therein to “Hedging Agreements” with “Ancillary Secured Agreements”;

(c) replacing (i) the first and third references to “the Borrower” in Section 2(a) thereof with “the Credit Parties” and (ii) the second reference to “the Borrower” in Section 2(a) thereof with “any Credit Party”;

(d) replacing the reference to “Indebtedness” in Section 5(e) thereof with “Debt”; and

(e) adding (i) “(as defined in the Collateral Agreement)” after each reference to “Control” in Section 11(f) thereof and (ii) adding “or by the Credit Agreement” at the end of Section 11(f) thereof after the word “hereby”.

SECTION 4 Amendments to Collateral Agreement.    The Collateral Agreement is hereby amended by:

(a) deleting the opening paragraph thereof in its entirety and replacing it with the following:

“COLLATERAL AGREEMENT, dated as of June 29, 2010, by and among JACK IN THE BOX INC., a Delaware corporation (the “Company”), certain of its Subsidiaries as identified on the signature pages hereto and any Additional Grantor (as defined below) who may become party to this Agreement (such Subsidiaries and Additional Grantors, collectively, with the Company, the “Grantors”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) for the ratable benefit of the Secured Parties (as defined in that certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Company, as borrower (the “Borrower”), the banks and other financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent).”

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(b) adding the following defined term to Section 1.1 thereof in appropriate alphabetical order:

““Ancillary Secured Agreement” means any Cash Management Agreement or any Hedging Agreement, and “Ancillary Secured Agreements” means the collective reference to all Cash Management Agreements and all Hedging Agreements.”

(c) replacing each reference therein to “Hedging Agreement” with “Ancillary Secured Agreement” and each reference therein to “Hedging Agreements” with “Ancillary Secured Agreements”; and

(d) adding the phrase “and obligations and liabilities under Ancillary Secured Agreements as to which arrangements reasonably satisfactory to the applicable Cash Management Bank or Hedging Bank shall have been made” after the words “contingent indemnification obligations” in each of (i) the first parenthetical of Article IV thereof and (ii) the first parenthetical of Section 7.16(a) thereof.

SECTION 5 Obligations Secured.  The Guaranty Agreement the Collateral Agreement and each of the other Security Documents, as amended, confirmed, ratified and reaffirmed by this Agreement, secure and guaranty the Obligations.

SECTION 6 Replacement of Collateral Agreement Schedules.  Subject to the terms and conditions hereof, and the effectiveness of this Agreement, Schedules 3.6 and 3.7 to the Collateral Agreement are hereby deleted and replaced with the applicable corresponding Schedules attached hereto as Annex A, which shall, from and after the effectiveness of this Agreement, constitute the Schedules to the Collateral Agreement and each Credit Party certifies that each of the representations and warranties in Article III of the Collateral Agreement are (after giving effect to the replacement of the foregoing schedules) true and correct on the date hereof as if all references therein to “as of the date hereof” (or any similar phrase) were deemed to refer to the Closing Date.

SECTION 7 Effectiveness.  This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement executed by the Administrative Agent and each Credit Party.

SECTION 8 Representations and Warranties.

(a)           Each Credit Party hereby certifies that (i) (A) each of the representations and warranties contained in the Credit Agreement and the other Loan Documents to which it is a party and (B) in the case of the Guarantors, each of the representations and warranties contained in the Credit Agreement to the extent applicable to them is, in each case under clause (A) and (B) above, true and correct in all material respects as of the date hereof, both immediately before and after giving effect to this Agreement (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date, and except to the extent that any such representation and warranty is qualified by materiality or Materially Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), and (ii) no Default or Event of Default has occurred and is continuing.

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(b)           Each Credit Party hereby represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to the obligations of any Borrower under the New Credit Agreement or any other Loan Document.

(c)           Each Credit Party hereby represents and warrants that it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement in accordance with its terms and the transactions contemplated hereby.

(d)           Each Credit Party hereby represents that it has duly executed and delivered this Agreement by its duly authorized officers and that each Security Document, as reaffirmed, amended or otherwise modified hereby, constitutes the legal, valid and binding obligation of it, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

SECTION 9 Limited Effect.  Except as amended and supplemented hereby, the New Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect.  This Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the New Credit Agreement or any other Loan Document or (b) to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the New Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

SECTION 10 Costs and Expenses.  The Borrower hereby agrees that it shall pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement including, without limitation, the reasonable fees and disbursements of counsel.

SECTION 11 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

SECTION 12 Fax Transmission.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

SECTION 13 Governing Law.  This Agreement shall be governed by, construed and enforced in accordance with the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to the conflicts of law principles thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF the undersigned hereby causes this Agreement to be executed and delivered as of the date first above written.

BORROWER:

JACK IN THE BOX INC.

By:	/s/ Paul D. Melancon
Name:	Paul D. Melancon
Title:	Vice President, Finance, Controller
And Treasurer

Jack in the Box Inc.
Reaffirmation Agreement
Signature Page

GUARANTORS:

JBX GENERAL PARTNER LLC

By:	Jack in the Box Inc.,
as sole member

	By:	/s/ Paul D. Melancon
	Name:	Paul D. Melancon
	Title:	Vice President, Finance, Controller
and Treasurer

JBX LIMITED PARTNER LLC

By:	Jack in the Box Inc.,
as sole member

	By:	/s/ Paul D. Melancon
	Name:	Paul D. Melancon
	Title:	Vice President, Finance, Controller
and Treasurer

JACK IN THE BOX EASTERN DIVISION L.P.

By:	JBX General Partner LLC,
as general partner

	By:	Jack in the Box Inc.,
as sole member

		By:	/s/ Paul D. Melancon
		Name:	Paul D. Melancon
		Title:	Vice President, Finance, Controller
and Treasurer

QDOBA RESTAURANT CORPORATION

By:	/s/ Jerry P. Rebel
Name:	Jerry P. Rebel
Title:	Chief Financial Officer

Jack in the Box Inc.
Reaffirmation Agreement
Signature Page

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent on behalf of
itself and the Lenders

By:	/s/ Sally Hoffman
Name:	Sally Hoffman
Title:	Managing Director

Jack in the Box Inc.
Reaffirmation Agreement
Signature Page

Annex A

COLLATERAL AGREEMENT
DISCLOSURE SCHEDULES

Schedule 3.6	Jurisdiction of Organization; Taxpayer Identification Number; Registered
Organization Number; Chief Executive Office and Other Locations

Schedule 3.7	Pledged Stock and Partnership/LLC Interests

SCHEDULE 3.6 – JURISDICTION OF ORGANIZATION; TAXPAYER IDENTIFICATION
NUMBER: REGISTERED ORGANIZATION NUMBER; CHIEF EXECUTIVE OFFICE AND
OTHER LOCATIONS

Jack in the Box Inc.
State of Organization:	Delaware
Taxpayer Identification Number:	95-2698708
Registered Organization Number:	0773942
Chief Executive Office:	9330 Balboa Avenue, San Diego, CA 92123
Book and Records Locations:	8690 Balboa Avenue, San Diego, CA 92123
Inventory/Equipment Locations:	CA, HI, WA, OR, AZ, NV, ID, UT, ID
Trade/Fictitious Business Names:	Jack in the Box
Quick Stuff
Foodmaker

Jack in the Box Eastern Division L.P.
State of Organization:	Texas
Taxpayer Identification Number:	33-0937000
Registered Organization Number:	142380-10
Chief Executive Office:	9330 Balboa Avenue, San Diego, CA 92123
Book and Records Locations:	8690 Balboa Avenue, San Diego, CA 92123
Inventory/Equipment Locations:	TX, IL, LA, TN, NC, SC, MO, OK, KS, IN, OH
Trade/Fictitious Business Names:	Jack in the Box
Quick Stuff
Foodmaker

JBX General Partner LLC
State of Organization:	Delaware
Taxpayer Identification Number:	33-0936993
Registered Organization Number:	33-00102
Chief Executive Office:	9330 Balboa Avenue, San Diego, CA 92123
Book and Records Locations:	8690 Balboa Avenue, San Diego, CA 92123
Inventory/Equipment Locations:	N/A
Trade/Fictitious Business Names:	Jack in the Box
Quick Stuff
Foodmaker

JBX Limited Partner LLC
State of Organization:	Delaware
Taxpayer Identification Number:	None
Registered Organization Number:	33-00104
Chief Executive Office:	9330 Balboa Avenue, San Diego, CA 92123
Book and Records Locations:	8690 Balboa Avenue, San Diego, CA 92123
Inventory/Equipment Locations:	N/A
Trade/Fictitious Business Names:	Jack in the Box
Quick Stuff
Foodmaker

Qdoba Restaurant Corporation
State of Organization:	Delaware
Taxpayer Identification Number:	84-1436765
Registered Organization Number:	2792020
Chief Executive Office:	4865 Ward Road Suite 500, Wheat Ridge, CO 80033
Inventory/Equipment Locations:	CA, CO, FL, IA, IL, IN, KY, MA, MD, MI, MN, MO, NE,
NJ, NY, OH, PA, SD, TN, VA, WA
Trade/Fictitious Business Names:	Qdoba Mexican Grill
ZTeca Mexican Grill

SCHEDULE 3.7 – PLEDGE STOCK AND PARTNERSHIP / LLC INTERESTS

Certified Securities:

Jack in the Box Inc.

Name of Issuer	Class and Series	Certificate Number	Percentage of Ownership Interests of such Class and Series
Foodmaker Inc.	Common Stock	0001	100%
Foodmaker International Franchising, Inc.	Common Stock	2	100%
Qdoba Restaurant Corporation	Common Stock	1	100%
Stored Value Card, Inc.	Class A	1	100%

Qdoba Restaurant Corporation

Name of Issuer	Class and Series	Certificate Number	Percentage of Ownership Interests of such Class and Series
ZRC Operations Company, Inc.	Common Stock	2	100%
Qdoba of Canada Inc.	Common Stock	3	66%

Partnership/LLC Interests:

Jack in the Box Inc.

Name of Issuer (including identification of type of entity)	Type of Ownership Interest	Certificate Number (if any)	Percentage of Ownership Interests of such Type
JBX General Partner LLC	Membership Interests	Uncertificated	100%
JBX Limited Partner LLC	Membership Interests	Uncertificated	100%
JIB Stored Value Cards, LLC	Membership Interests	Uncertificated	100%

JBX General Partner LLC

Name of Issuer (including identification of type of entity)	Type of Ownership Interest	Certificate Number (if any)	Percentage of Ownership Interests of such Type
Jack in the Box Eastern Division L.P.	General Partnership Interest	Uncertificated	1%

JBX Limited Partner LLC

Name of Issuer (including identification of type of entity)	Type of Ownership Interest	Certificate Number (if any)	Percentage of Ownership Interests of such Type
Jack in the Box Eastern Division L.P.	Limited Partnership Interest	Uncertificated	99%

Qdoba Restaurant Corporation

Name of Issuer (including identification of type of entity)	Type of Ownership Interest	Certificate Number (if any)	Percentage of Ownership Interests of such Type
QMG Stored Value Cards, LLC	Membership Interests	Uncertificated	100%